                                                                    EXHIBIT 99.1
                             Smithfield Foods, Inc.

                              200 Commerce Street
                           Smithfield, Virginia 23430

                             Letter Of Transmittal

                    For 8% Senior Notes, Series A, Due 2009
                    Pursuant To The Prospectus Dated , 2001


              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                       AT 5:00 P.M., NEW YORK CITY TIME,
                               ON          , 2002


                             The Exchange Agent is:
                                 Suntrust Bank

      By Facsimile:     By Registered or Certified Mail:    By Hand/Overnight Delivery:
      (404) 588-7335             SunTrust Bank                    SunTrust Bank
                        Corporate Trust Depart. (mc008)   Corporate Trust Depart. (mc008)
                           25 Park Place, 24th Floor          Park Place, 24th Floor
                         Atlanta, Georgia 30303-290025     Atlanta, Georgia 30303-2900
                            Attention: Jack Ellerin          Attention: Jack Ellerin

                              Confirm by telephone:
                                 (404) 588-7296

                             For Information Call:
                                 (404) 588-7296

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   The undersigned acknowledges receipt of the Prospectus dated      , 2001
(the "Prospectus") of Smithfield Foods, Inc., a Virginia corporation (the "Company" or the "Issuer") and this Letter of Transmittal of 8% Senior Notes, Series A, due 2009, which may be amended from time to time (the "Letter"), which together constitute the Issuer's offer to exchange (the "Exchange Offer"), up to $300,000,000 in aggregate principal amount of its 8% Senior Notes, Series B, due 2009 (the "Exchange Notes") for up to $300,000,000 in aggregate principal amount of its outstanding 8% Senior Notes, Series A, due 2009 that were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Senior Notes" and, together with the Exchange Notes, the "Notes").

   The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

   All holders of Senior Notes who wish to tender their Senior Notes must, prior to the Expiration Date; (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Senior Notes or, if a tender of Senior Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Senior Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Senior Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus. (See Instruction 1). The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Michael H. Cole, Secretary of the Company, at (757) 365-3000, 200 Commerce Street, Smithfield, Virginia 23430.

   PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW

   Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

List in Box 1 below the Senior Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Senior Notes on a separate signed schedule affixed hereto.

                BOX 1--TO BE COMPLETED BY ALL TENDERING HOLDERS
--------------------------------------------------------------------------------

   Name(s) and
 Address(es) of
   Registered
    Holder(s)
 (Please Fill in    Certificate(s) Tendered (Attach Additional
    if Blank)               Signed List, If Necessary)
-----------------------------------------------------------------
                               Principal Amount
                                of Senior Notes  Principal Amount
                  Certificate   Represented by   of Senior Notes
                  Number(s)(1)  Certificate(s)     Tendered(2)
                                        -------------------------
                                        -------------------------
                                        -------------------------
                                        -------------------------
                                        -------------------------
                                        -------------------------
                   Total
-----------------------------------------------------------------

(1) Need not be completed if Senior Notes are being tendered by book-entry transfer.
(2) Unless otherwise indicated, the entire principal amount of Senior Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered. Senior Notes tendered hereby must be in a principal amount of $1,000 and integral multiples thereof.

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Senior Notes indicated above. Subject to, and effective upon the acceptance for exchange of the Senior Notes tendered with this Letter, the undersigned exchanges, assigns and transfer to, or upon the order of, the Issuer all right, title and interest in and to the Senior Notes tendered.

   The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Senior Notes, with full power of substitution, to: (a) deliver certificates for such Senior Notes; (b) deliver Senior Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the issuer of the Senior Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Senior Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Senior Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Senior Notes tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

   The undersigned agrees that acceptance of any tendered Senior Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the issuer of its obligations under the Exchange and Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Senior Notes, the undersigned certifies (a) that it is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Senior Notes acquired directly from the Issuer or an affiliate of the Issuer, that it is acquiring the Exchange Notes in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of the Exchange Notes or (b) that it is an "affiliate" (as so defined) of the Issuer or of the initial purchasers in the original offering of the Senior Notes, and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

   The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned understands that the Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

   All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

   Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Senior Notes not tendered but represented by a certificate also encompassing Senior Notes which are tendered) to the undersigned at the address set forth in Box 1.

   The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

   [_]CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _________________________________
  DTC Account Number:  ___________________________________________
  Transaction Code Number:  ______________________________________

   [_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s):  _______________________________
  Date of Execution of Notice of Guaranteed Delivery _____________ Window Ticket Number (if available) ____________________________
  Name of Institution which Guaranteed Delivery: _________________ If Guaranteed Delivery is to be made by Book-Entry Transfer: ___ Name of Tendering Institution: ________________________________
  DTC Account Number _____________________________________________
  Transaction Code Number ________________________________________

   [_]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED SENIOR SECURITIES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

   [_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE SENIOR SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR THERETO.

  Name:  _________________________________________________________
  Address:  ______________________________________________________
          ----------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2

    PLEASE SIGN HERE
    WHETHER OR NOT SENIOR NOTES ARE BEING
    PHYSICALLY TENDERED HEREBY

    X_____________________________       ------------------------------
    X_____________________________       ------------------------------
     Signature(s) of Owner(s) or                      Date
         Authorized Signatory

    Area Code and Telephone Number: _________________________________

       This box must be signed by registered holder(s) of Senior Notes as their name(s) appear(s) on certificate(s) for Senior Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3.)

    Name(s) _________________________________________________________
    -----------------------------------------------------------------

    (PLEASE PRINT)
    Capacity ________________________________________________________
    Address _________________________________________________________
    -----------------------------------------------------------------
                               (Include Zip Code)
    Tax Identification or Social Security Number(s) _________________ Signature(s) ____________________________________________________

    Guaranteed by an (AUTHORIZED SIGNATURE) Eligible Institution:
    (If required by Instruction 3)

    _________________________________________________________________
                                    (Title)

    _________________________________________________________________
                                 (Name of Firm)

                                     Box 3
-------------------------------------------------------------------------------
            Part I-TIN - Please provide    Part II - Awaiting TIN - If
            Your TIN In the Space Pro-     you have not been issued a
            vided and Certify By Sign-     TIN but have applied for
            ing and Dating Below.          one, or intend to apply for
                                           one in the near future,
                                           please check the box
                                           provided and certify by
                                           signing and dating Part IV
                                           and the "Certificate Of
                                           Taxpayer Awaiting
                                           Identification Number"
                                           below.

 SUBSTITUTE


 Form W-9 Department of the Treasury Internal Revenue Service
            ----------------------------

             Social Security Number or
              Employer Identification
                       Number
            -------------------------------------------------------------------
            Part III - Exempt Holders - If you are exempt from backup withholding (e.g. a corporation), you must still certify your TIN by completing Part I and by signing and dating be-low. Please indicate your exempt status by writing "EXEMPT" in the space provided to the right.

 Payor's                                         [_] Awaiting TIN
 Request
 for
 Taxpayer
 Identification
 Number
 (TIN)
            -------------------------------------------------------------------
            Part IV - Certification - Under penalties of perjury, I cer-tify that:
            (1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me), and
            (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
            Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are sub-ject to backup withholding because of under reporting inter-est or dividends on your tax return. However, if you have since been notified by the IRS that you are no longer sub-ject to backup withholding, do not cross out item (2).

            SIGNATURE                                                   Date



NOTE: Failure to complete and return this form may result in backup withholding of 31% of cash received by you pursuant to the exchange offer. Please review the attached guidelines for certification of taxpayer identification number on substitute Form W-9 for additional details.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
            CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9 ABOVE


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
 I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a TIN.

 SIGNATURE _______________________________________________ Date _________

               Box 4                                     Box 5
   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 3 and 4)                (See Instructions 3 and 4)


 To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Senior Notes in a prin-         cates for Senior Notes in a prin-
 cipal amount not exchanged or Ex-         cipal amount not exchanged, or
 change Notes, are to be issued in         Exchange Notes, are to be sent to
 the name of someone other than            someone other than the person
 the person whose signature ap-            whose signature appears in Box 2
 pears in Box 2, or if Senior              or to an address other than that
 Notes delivered by book-entry             shown in Box 1.
 transfer which are not accepted
 for exchange are to be returned
 by credit to an account main-
 tained at the Book-Entry Transfer
 Facility other than the account
 indicated above.


                                           [_] Senior Notes not tendered

                                           [_] Exchange Notes, to:


                                           Name _____________________________
 [_] Senior Notes not tendered

                                                     (Please Print)
 [_] Exchange Notes, to:                   Address __________________________


 Name _____________________________        __________________________________
           (Please Print)

 Address __________________________        Please complete the Substitute
                                           Form W-9 at Box 3


                                           Tax I.D. or Social Security Number:
 __________________________________


                                           ----------------------------------
 Please complete the Substitute
 Form W-9 at Box 3

 Tax I.D. or Social Security Number:

 ----------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

   1. Delivery of this Letter and Certificates. Certificates for Senior Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Senior Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but, except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

   Holders whose Senior Notes are not immediately available or who cannot deliver their Senior Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Senior Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure:
(i) tender must be made by or through an Eligible Institution (as described in the Prospectus under the caption "The Exchange Offer"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, overnight mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Senior Notes and the principal amount of Senior Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Senior Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Senior Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within ten (10) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--How to Tender."

   All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Senior Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Senior Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Senior Notes.

   Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

   2. Partial Tenders (not Applicable to Holders Who Tender By Book-entry Transfer); Withdrawals. If less than the entire principal amount of any Senior Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the Box 1 above. ALL OF THE SENIOR NOTES REPRESENTED BY A CERTIFICATE OR BY A BOOK-ENTRY CONFIRMATION DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. A certificate for Senior Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Senior Notes represented by a submitted certificate is tendered (or, in the case of Senior Notes tendered by book-entry transfer, such non-exchanged Senior Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

   If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Senior Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Issuer notifies the Exchange Agent that it has accepted the tender of Senior Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Senior Notes; (iii) contain a description of the Senior Notes to be withdrawn, the certificate numbers shown on the particular certificate evidencing such Senior Notes and the principal amount of Senior Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

   3. Signatures on this Letter; Assignments; Guarantee of Signatures. If this Letter is signed by the holder(s) of Senior Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Senior Notes, without alteration, enlargement or any change whatsoever.

   If any of the Senior Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Senior Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

   If this Letter is signed by the holder of record and (i) the entire principal amount of the Holder's Senior Notes are tendered; and/or (ii) untendered Senior Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Senior Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

   If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

   Signatures on this Letter must be guaranteed by an Eligible Institution, unless Senior Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Deliver Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Senior Notes are registered in the name of a person other than the signer of this Letter, the Senior Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

   4. Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Senior Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Senior Notes by book-entry transfer may request that Senior Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

   5. Tax Identification Number. Federal income tax law requires that a holder whose tendered Senior Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Senior Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

   6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Senior Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Senior Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Senior Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

   7. Waiver of Conditions; No Conditional Tenders. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Senior Notes tendered.

   No alternative, conditional, irregular or contingent tenders will be accepted.

   8. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

   9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the
                             .

   IMPORTANT: THIS LETTER (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

   Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the proper identification number to give.

--------------------------------------- ---------------------------------------

                              Give the name and
                              SOCIAL SECURITY
For this type of account:     number of--
-----------------------------------------------
1. Individual's account       The individual
2. Two or more individuals    The actual owner
 (joint account)              of the account
                              or, if combined
                              funds, the first
                              individual on the
                              account(1)
3. Custodian account of a     The minor(2)
 minor (Uniform Gift to
 Minors Act)
4. a. The usual revocable     The grantor-
      savings trust (grantor  trustee(1)
      is also trustee)
b. The so-called trust        The actual
   account that is not a      owner(1)
   legal or valid trust under
   state law
5. Sole proprietorship        The owner(4)
6. A valid trust, estate or   The legal entity
  pension trust               (do not furnish
                              the identifying
                              number of the
                              personal
                              representative or
                              trustee unless
                              the legal entity
                              itself is not
                              designated in the
                              account
                              title.)(4)

                                                        Give the name and
                                                        EMPLOYER
                                                        IDENTIFICATION
                           For this type of account:    number of--
                           ---------------------------------------------------
                            7. Corporation              The corporation
                            8. Association, club,       The organization
                             religious, charitable,
                             educational or other tax-
                             exempt organization
                            9. Partnership              The partnership
                           10. A broker or registered   The broker or
                            nominee                     nominee
                           11. Account with the         The public entity
                             Department of Agriculture
                             in the name of a public
                             entity (such as a State or
                             local government, school
                             district, or prison) that
                             receives agricultural
                             program payments

--------------------------------------------------------------------------------
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9
                                     Page 2
Obtaining a Number

   If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

 .   An organization exempt from tax under section 501(a) or an individual retirement plan, or a custodial account under section 403(b)(7).

 .   The United States or any agency or instrumentality thereof.

 .   A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 .   A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 .   An international organization or any agency or instrumentality thereof.

Payees that may be Exempt from Backup Withholding

 .   A corporation.

 .   A foreign central bank of issue.

 .   A dealer in securities or commodities registered in the United States or a possession of the United States.

 .   A futures commodities merchant registered with the Commodity Futures
    Trading Commission.

 .   A real estate investment trust.

 .   An entity registered at all times under the Investment Company Act of 1940.

 .   A common trust fund operated by a bank under section 584(a).

 .   A financial institution.

 .   A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominees List.

 .   A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .   Payments to nonresident aliens subject to withholding under section 1441.

 .   Payments to partnerships not engaged in a trade or business in the United
    States and which have at least one nonresident partner.

 .   Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

 .   Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 .   Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 .   Payments described in section 6049(b) to nonresident aliens.

 .   Payments on tax-free covenant bonds under section 1451.

 .   Payments made by certain foreign organizations.

 .   Mortgage interest paid to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6050A and 6050N.

Privacy Act Notice--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the number for identification purposes and help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE